Exhibit 99.2

Supplemental Information

December 31, 2010

(Unaudited)

Disclaimer

Certain information contained in this supplement includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this supplement include all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends and distributions, projected expenses and capital expenditures, competitive position, growth opportunities, potential acquisitions and plans and objectives of management for future operations.

These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include but are not limited to: our dependence on Sun Healthcare Group, Inc., formerly known as SHG Services, Inc. (“New Sun”), until we are able to diversify our portfolio; our ability to build the necessary infrastructure to operate as a separate publicly traded company; our ability to qualify and maintain our status as a real estate investment trust (“REIT”); changes in general economic conditions and volatility in financial and credit markets; our ability to pursue and complete acquisitions and the costs and management attention required to do so; the significant amount of our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the impact of healthcare reform legislation on our business; competitive conditions in our industry; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

Note Regarding Non-GAAP Financial Measures

This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), adjusted FFO (“AFFO”), normalized AFFO, FFO per diluted share, AFFO per diluted share and Normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Explanations of these non-GAAP financial measures are included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.

New Sun Information

This supplement includes information regarding New Sun. New Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. The information related to New Sun provided in this release has been provided by New Sun or derived from New Sun’s public filings. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. New Sun’s filings with the SEC can be found at www.sec.gov.

Table of Contents

Company Information	1

Company Fact Sheet	2

Financial Highlights	3

Consolidated Statement of Income	4

Consolidated Balance Sheet	5

Consolidated Statement of Cash Flows	6

Reconciliations of Net Income to EBITDA, Funds from Operations (FFO),

Adjusted Funds from Operations (AFFO) and Normalized AFFO	7

Capitalization	8

Indebtedness	9

Debt Covenants	10

Portfolio Summary	11

Portfolio Geographic Concentrations

Property Type	12

Distribution of Licensed Beds/Units	13

Multi-license and CCRC Summary	14

Investment	15

Rental Revenues	16

Historical Skilled Mix and Occupancy Percentage	17

Portfolio Lease Expirations	18

Reporting Definitions	19

Company Information

Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Pillsbury Winthrop Shaw Pittman LLP

Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer

Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent Sabra Health Care REIT, Inc. c/o American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219

www.sabrahealth.com

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.

On Sabra Health Care REIT, Inc.’s website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, its Quarterly Report on Form 10-K, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on its website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.

For more information, contact Harold Andrews, Jr., Executive Vice President and Chief Financial Officer at (949) 679-0243.

1

SABRA HEALTH CARE REIT, INC.

COMPANY FACT SHEET

Company Profile

Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra”), is a self-administered, self-managed realty company that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra operates through an umbrella partnership (commonly referred to as an UPREIT) structure in which substantially all of its properties and assets are held by Sabra Health Care Limited Partnership, of which Sabra is the sole general partner, or by subsidiaries of Sabra Health Care Limited Partnership. Sabra generates revenues by leasing properties to tenants and operators throughout the United States. As of December 31, 2010, Sabra’s portfolio of 86 properties consists of 67 skilled nursing facilities, ten combined skilled nursing, assisted living and independent living facilities, five assisted living facilities, two mental health facilities, one independent living facility and one continuing care retirement community. As of December 31, 2010, Sabra’s properties had a total of 9,603 licensed beds, or units, spread across 19 states.

Sabra began operations on November 15, 2010 following the completion of a restructuring of Sun Healthcare Group, Inc.’s (“Old Sun”) business whereby Old Sun separated its real estate assets and its operating assets into two separate publicly traded companies – Sabra and SHG Services, Inc. (which has been renamed Sun Healthcare Group, Inc., “New Sun”). This separation was accounted for as a reverse spin-off whereby the assets and liabilities of Sabra are recorded based on the historical carrying values of Old Sun. Subsidiaries of Sabra lease all of our properties to subsidiaries of New Sun pursuant to triple-net master lease agreements. Sabra is organized as a REIT and intends to elect to be treated as a REIT for U.S. federal income tax purposes commencing with its taxable year beginning January 1, 2011. Shares of Sabra common stock are traded on the NASDAQ Global Select Market under the symbol “SBRA.”

Objectives and Strategies

Strategy & Business Model

Sabra’s business strategies focus on opportunistic acquisitions and property diversification. We do not currently have a fixed schedule of the number of acquisitions we will make over a particular time period, but instead we will pursue those acquisitions that meet our investing and financing strategy and that are attractively priced. We also intend to further develop our relationships with tenants and healthcare providers with a goal to progressively expand the mixture of tenants managing and operating our properties.

Growth Opportunities

Sabra expects to grow its portfolio through the acquisition of health care facilities, including skilled nursing and senior housing facilities (which may include assisted living, independent living and continuing care retirement community facilities) and hospitals. As Sabra acquires additional properties and expands its portfolio, it expects to further diversify by geography, asset class and tenant within the healthcare sector. Over time, we expect to pursue the acquisition of other healthcare property types, such as medical office buildings and life sciences facilities (commercial facilities that are primarily focused on life sciences research, development or commercialization, including properties that house biomedical and medical device companies). Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide the best opportunity to create long-term stockholder value, dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity.

Market Facts (as of December 31, 2010)

Stock Information
Closing Price:	$18.40
52-week range:	$16.18 – $19.10
Market Capitalization:	$461.1 million
Enterprise Value:	$773.3 million
Outstanding Shares:	25.1 million
Ticker symbol:	SBRA
Stock Exchange:	NASDAQ

Credit Ratings
Moody’s:	B2 (stable)
S&P:	B (stable)

Portfolio Information (as of December 31, 2010)

Property Count
SNF	67
Multi-License	10
ALF/ILF	6
Mental Health	2
CCRC	1

Total Properties	86

Bed/Unit Count
SNF	8,488
ALF	912
ILF	121
Mental Health	82

Total Properties	9,603

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except share and per share data)

Period From November 15, 2010 - December 31, 2010
Revenues	$8,795
EBITDA	$7,242
Net income	$7
FFO	$3,141
AFFO	$3,706
Normalized AFFO	$4,473

Per share data:
Diluted EPS	$0.00
Diluted FFO	$0.12
Diluted AFFO	$0.15
Diluted Normalized AFFO	$0.18

Weighted-average number of common shares outstanding, diluted	25,186,988

Cash flow from operations	$6,592

December 31, 2010
Real Estate Portfolio
Total Investments (Properties)	86
Total Investments ($)	$570,768
Total Licensed Beds/Units	9,603
Weighted Average Remaining Lease Term (in months)	136

Period From November 15, 2010 - December 31, 2010
Facility EBITDAR	$14,053
Facility EBITDAR Coverage	1.60	x
Occupancy Percentage	87.8%
Skilled Mix	38.10%

December 31, 2010
Debt
Principal
Fixed Rate Debt	$325,610
Variable Rate Debt	60,315

385,925
Mortgage Premium	515

Total Debt	$386,440

Rate
Fixed Rate Debt	7.56%
Variable Rate Debt	5.50%

Total Debt	7.24%

% of Total
Fixed Rate Debt	84.4%
Variable Rate Debt	15.6%

Total Debt	100.0%

Availability Under Credit Facility:	$87,600

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except share and per share data)

Period from November 15, 2010 to December 31, 2010
Revenues:
Rental income	$8,781
Interest income	14

Total revenues	8,795

Expenses:
Depreciation and amortization	3,134
Interest	3,859
General and administrative	1,553

Total expenses	8,546

Income before income taxes	249
Income tax expense	242

Net income	$7

Net income per common share, basic	$0.00

Net income per common share, diluted	$0.00

Weighted-average number of common shares outstanding, basic	25,110,936

Weighted-average number of common shares outstanding, diluted	25,186,988

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.

CONSOLIDATED BALANCE SHEET

(in thousands, except share and per share data)

December 31, 2010
Assets:
Real estate investments, net of accumulated depreciation of $88,701	$482,297
Cash and cash equivalents	74,233
Restricted cash	4,716
Deferred tax assets	26,300
Prepaid expenses, deferred financing costs and other assets	12,013

Total assets	$599,559

Liabilities and stockholders’ equity:
Mortgage notes payable	$161,440
Senior unsecured notes payable	225,000
Accounts payable and accrued liabilities	9,286
Tax liability	26,300

Total liabilities	422,026

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of December 31, 2010	—
Common stock, $.01 par value; 125,000,000 shares authorized, 25,061,072 shares issued and outstanding as of December 31, 2010	251
Additional paid-in capital	177,275
Retained earnings	7

Total stockholders’ equity	177,533

Total liabilities and stockholders’ equity	$599,559

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(dollars in thousands)

Period from November 15, 2010 to December 31, 2010
Cash flows from operating activities:
Net income	$7
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,134
Amortization of deferred financing costs	230
Stock-based compensation expense	335
Amortization of premium on notes payable	(2)
Deferred taxes	242
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(609)
Accounts payable and accrued liabilities	3,276
Restricted cash	(21)

Net cash provided by operating activities	6,592

Cash flows from investing activities:
Cash received in the Separation	67,134
Additions to real estate	(16)

Net cash provided by investing activities	67,118

Cash flows from financing activities:
Proceeds from mortgage notes payable	10,000
Payment of Separation-related obligations	(9,081)
Principal payments on mortgage notes payable	(235)
Payments of deferred financing costs	(161)

Net cash provided by financing activities	523

Net increase in cash and cash equivalents	74,233
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$74,233

Supplemental disclosure of cash flow information:
Net non-cash assets received in the Separation	$110,056

Interest paid	$760

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.

RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),

ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO

(in thousands, except share and per share data)

Period from November 15, 2010 to December 31, 2010
Net income	$7
Interest expense	3,859
Income tax expense	242
Depreciation and amortization	3,134

EBITDA	$7,242

Period from November 15, 2010 to December 31, 2010
Net income	$7
Add:
Depreciation of real estate assets	3,134

Funds from Operations (FFO)	3,141

Acquisition costs	—
Stock-based compensation expense	335
Amortization of deferred financing costs	230

Adjusted Funds from Operations (AFFO)	3,706
Non-recurring compensation and benefits	525
Non-recurring, non-cash income tax expense	242

Normalized AFFO	$4,473

FFO per diluted common share	$0.12

AFFO per diluted common share	$0.15

Normalized AFFO per diluted common share	$0.18

Weighted average number of common shares outstanding, diluted	25,186,988

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.

CAPITALIZATION

December 31, 2010

(in thousands, except share and per share amounts)

Debt
Secured mortgage debt	$161,440
Senior unsecured notes	225,000
Revolving line of credit	—

Total debt	$386,440

Book capitalization [1]
Total debt	$386,440
Total equity	177,533

Book capitalization	563,973

Accumulated depreciation and amoritization	88,701

Undepreciated book capitalization	$652,674

Enterprise Value
	Shares Outstanding	Price	Value
Common stock	25,061,072	$18.40	$461,124
Total debt			386,440
Cash and cash equivalents			(74,233)

Total enterprise value			$773,331

Common Stock and Equivalents
	Weighted Avg. Shares Basic	Weighted Avg. Shares Diluted
Common stock	25,061,072	25,061,072
Common equivalent securities:
Restricted stock units	49,864	49,864

Dilutive securities:
Restricted stock units	—	41,413
Options	—	34,639

Total common and equivalents	25,110,936	25,186,988

[1]

Book capitalization is based on the historical carrying value of Sabra’s real estate investments as previously reported by Old Sun (as discussed in the Company Profile section of this Supplemental Information.) Therefore, total equity does not reflect any fair market value adjustment for Sabra’s real estate investments as of November 15, 2010 (the separation date) and accumlated depreciation and amortization are for the period from the date of acquisition of the assets by Old Sun to December 31, 2010.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.

INDEBTEDNESS

December 31, 2010

(dollars in thousands)

	Principal	Weighted Average Rate	% of Total
Fixed rate debt
Secured mortgage debt (1)	$101,125	6.30%	26.2%
Unsecured senior notes	225,000	8.13%	58.2%

Total fixed rate debt	326,125	7.56%	84.4%

Variable rate debt
Secured mortgage debt (2)	60,315	5.50%	15.6%
Revolving line of credit	—	5.75%	—

Total variable rate debt	60,315	5.50%	15.6%

Total debt	$386,440	7.24%	100.0%

	Principal	Rate	% of Total
Secured debt
Secured mortgage debt	$161,440	6.00%	41.8%
Revolving line of credit	—	5.75%	—

Total secured debt	161,440	6.00%	41.8%

Unsecured debt
Unsecured senior notes	225,000	8.13%	58.2%

Total unsecured debt	225,000	8.13%	58.2%

Total debt	$386,440	7.24%	100.0%

	Maturities
	Secured Mortgage Debt		Unsecured Senior Notes		Revolving Line of Credit		Total
	Principal	Rate	Principal	Rate	Principal	Rate	Principal	Rate
2011	$3,011	6.00%	$—	—	$—	—	$3,011	6.00%
2012	3,203	6.00%	—	—	—	—	3,203	6.00%
2013	3,427	6.00%	—	—	—	—	3,427	6.00%
2014	3,648	6.00%	—	—	—	—	3,648	6.00%
2015	86,067	6.01%	—	—	—	—	86,067	6.01%
2016	1,689	6.06%	—	—	—	—	1,689	6.06%
2017	1,809	6.06%	—	—	—	—	1,809	6.06%
2018	1,937	6.06%	225,000	8.13%	—	—	226,937	8.11%
2019	2,075	6.06%	—	—	—	—	2,075	6.06%
2020	2,221	6.06%	—	—	—	—	2,221	6.06%
Thereafter	51,838	6.06%	—	—	—	—	51,838	6.06%

	160,925		225,000		—		385,925
Mortgage Premium	515		—		—		515

Total Debt	$161,440		$225,000		$—		$386,440

Weighted Average Maturity in Years	12.6		7.8		2.8		9.8

Weighted Average Interest Rate	6.00%		8.13%		5.75%		7.24%

(1)

Fixed rate secured mortgage debt includes $32.1 million which converts to a variable interest rate based on 90-day LIBOR plus 4.5% (1.00% floor) effective January 2014. This debt matures in August 2015. Fixed rate secured mortgage debt includes $0.5 million of mortgage premium.

(2)	Variable rate secured mortgage debt interest is based on 90-day LIBOR plus 4.5% (1.00% floor).

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.

DEBT COVENANTS

December 31, 2010

(dollars in millions)

	Minimum		Maximum	Actual
Credit Facility:
Consolidated Leverage Ratio			6.25 ×	5.95	×
Consolidated Fixed Charge Coverage Ratio	1.75	×		2.10	×
Consolidated Tangible Net Worth	$162.0			$255.2

Unsecured Senior Notes:
Total Debt/ Asset Value			60%	48%
Secured Debt/ Asset Value			40%	20%
Unencumbered Assets/ Unsecured Debt	150%			162%
Minimum Interest Coverage	2.00	×		2.24	×

Note: All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from New Sun which is calculated by dividing the total initial annual rental revenue from the portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value of $720 million.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.

PORTFOLIO SUMMARY

December 31, 2010

(dollars in thousands)

Facility Type	Number of Properties	Investment	Average Age (Years) (1)	Revenues	Number of Licensed Beds/Units	Occupancy Percentage (2)	Skilled Mix (3)	Facility EBITDAR(4)	Facility EBITDAR Coverage(4)
Skilled Nursing	67	$448,974	17.57	$6,894	7,501	87.6%	39.44%	$10,859	1.58	×
Multi-License Designation	10	81,245	25.02	1,364	1,389	89.4	N/A	2,370	1.74	×
Assisted Living	5	24,094	17.71	243	367	87.6	N/A	365	1.50	×
Mental Health	2	998	36.33	51	82	85.6	N/A	83	1.63	×
Independent Living	1	8,022	25.00	36	49	100.0	N/A	63	1.75	×
CCRC	1	7,435	1.00	193	215	84.7	N/A	313	1.62	×

Total	86	$570,768	18.56	$8,781	9,603	87.8%	38.10%	$14,053	1.60	×

(1)	Represents the average age of facilities based on the date built or the date renovated (if applicable).
(2)	Represents Occupancy Percentage for the period from November 15, 2010 through December 31, 2010.
(3)	Represents Skilled Mix for the period from November 15, 2010 through December 31, 2010.
(4)	Represents Facility EBITDAR and Facility EBITDAR Coverage for the period from November 15, 2010 through December 31, 2010.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – PROPERTY TYPE

December 31, 2010

State	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Total	% of Total
Kentucky	11	2	2	—	—	—	15	17.4%
New Hampshire	8	5	2	—	—	—	15	17.4
Connecticut	8	1	—	1	—	—	10	11.6
Ohio	8	—	—	—	—	—	8	9.3
Florida	5	—	—	—	—	—	5	5.8
Oklahoma	3	1	—	—	1	—	5	5.8
Montana	4	—	—	—	—	—	4	4.7
California	3	—	—	—	—	—	3	3.5
Idaho	1	1	—	—	1	—	3	3.5
Massachusetts	3	—	—	—	—	—	3	3.5
New Mexico	2	—	—	—	—	1	3	3.5
Colorado	2	—	—	—	—	—	2	2.3
Georgia	2	—	—	—	—	—	2	2.3
Rhode Island	2	—	—	—	—	—	2	2.3
West Virginia	2	—	—	—	—	—	2	2.3
Indiana	1	—	—	—	—	—	1	1.2
North Carolina	1	—	—	—	—	—	1	1.2
Tennessee	1	—	—	—	—	—	1	1.2
Washington	—	—	1	—	—	—	1	1.2

Total	67	10	5	1	2	1	86	100.0%

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – DISTRIBUTION OF LICENSED BEDS/UNITS

December 31, 2010

Tenant Concentration
New Sun	100%

State	Total Number of Properties	Bed Type
		Skilled Nursing	Assisted Living	Independent Living	Mental Health	Total	% of Total

New Hampshire	15	1,131	474	—	—	1,605	16.7%
Connecticut	10	1,327	23	49	—	1,399	14.6
Kentucky	15	976	172	—	—	1,148	12.0
Ohio	8	954	—	—	—	954	9.9
Florida	5	660	—	—	—	660	6.9
Oklahoma	5	441	71	12	60	584	6.1
Montana	4	538	—	—	—	538	5.6
New Mexico	3	190	120	60	—	370	3.9
Colorado	2	362	—	—	—	362	3.8
Georgia	2	310	—	—	—	310	3.2
California	3	301	—	—	—	301	3.1
Massachusetts	3	301	—	—	—	301	3.1
Idaho	3	229	16	—	22	267	2.8
Rhode Island	2	261	—	—	—	261	2.7
West Virginia	2	185	—	—	—	185	1.9
Tennessee	1	134	—	—	—	134	1.4
North Carolina	1	100	—	—	—	100	1.0
Indiana	1	88	—	—	—	88	0.9
Washington	1	—	36	—	—	36	0.4

Total	86	8,488	912	121	82	9,603	100.0%

% of Total Beds/ Units		88.4%	9.5%	1.3%	0.8%	100.0%

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS - MULTI-LICENSE AND CCRC SUMMARY

December 31, 2010

		Number of Licensed Beds/Units
		Multi-License Designation				CCRC
State	Total Number of Properties	Skilled Nursing	Assisted Living	Independent Living	Total	Skilled Nursing	Assisted Living	Independent Living	Total
New Hampshire	5	434	271	—	705	—	—	—	—
Kentucky	2	95	44	—	139	—	—	—	—
Connecticut	1	274	23	—	297	—	—	—	—
Oklahoma	1	—	71	12	83	—	—	—	—
New Mexico	1	—	—	—	—	35	120	60	215
Idaho	1	149	16	—	165	—	—	—	—

Total	11	952	425	12	1,389	35	120	60	215

% of Total Beds/Units		68.5%	30.6%	0.9%	100.0%	16.3%	55.8%	27.9%	100.0%

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS - INVESTMENT

December 31, 2010

(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Total	% of Total
Connecticut	10	$100,942	$21,878	$—	$8,022	$—	$—	$130,842	22.9%
New Hampshire	15	41,788	34,366	13,408	—	—	—	89,562	15.7
Kentucky	15	50,485	10,089	10,504	—	—	—	71,078	12.5
Ohio	8	44,017	—	—	—	—	—	44,017	7.7
Montana	4	42,948	—	—	—	—	—	42,948	7.5
Florida	5	32,073	—	—	—	—	—	32,073	5.6
Oklahoma	5	23,737	5,730	—	—	709	—	30,176	5.3
Colorado	2	29,052	—	—	—	—	—	29,052	5.1
Rhode Island	2	20,122	—	—	—	—	—	20,122	3.5
New Mexico	3	7,236	—	—	—	—	7,435	14,671	2.6
West Virginia	2	14,340	—	—	—	—	—	14,340	2.5
Massachusetts	3	13,235	—	—	—	—	—	13,235	2.3
Idaho	3	1,730	9,182	—	—	289	—	11,201	2.0
North Carolina	1	9,759	—	—	—	—	—	9,759	1.7
California	3	4,636	—	—	—	—	—	4,636	0.8
Tennessee	1	4,535	—	—	—	—	—	4,535	0.8
Indiana	1	4,403	—	—	—	—	—	4,403	0.8
Georgia	2	3,936	—	—	—	—	—	3,936	0.7
Washington	1	—	—	182	—	—	—	182	0.0

Total	86	$448,974	$81,245	$24,094	$8,022	$998	$7,435	$570,768	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.

PORTFOLIO GEOGRAPHIC CONCENTRATIONS – RENTAL REVENUES

Period from November 15, 2010 to

December 31, 2010

(dollars in thousands)

State	Total Number of Centers	Skilled Nursing	Multi-License Designation	Assisted Living	Independent Living	Mental Health	CCRC	Total	% of Total
New Hampshire	15	$819	$605	$163	$—	$—	$—	$1,587	18.1%
Connecticut	10	1,082	213	—	36	—	—	1,331	15.2
Kentucky	15	977	177	58	—	—	—	1,212	13.8
Florida	5	960	—	—	—	—	—	960	10.9
Ohio	8	640	—	—	—	—	—	640	7.3
Montana	4	636	—	—	—	—	—	636	7.2
Colorado	2	404	—	—	—	—	—	404	4.6
Idaho	3	13	305	—	—	35	—	353	4.0
California	3	339	—	—	—	—	—	339	3.9
New Mexico	3	114	—	—	—	—	193	307	3.5
Oklahoma	5	216	64	—	—	16	—	296	3.4
West Virginia	2	170	—	—	—	—	—	170	1.9
North Carolina	1	142	—	—	—	—	—	142	1.6
Massachusetts	3	131	—	—	—	—	—	131	1.5
Rhode Island	2	102	—	—	—	—	—	102	1.2
Georgia	2	76	—	—	—	—	—	76	0.9
Tennessee	1	46	—	—	—	—	—	46	0.5
Indiana	1	27	—	—	—	—	—	27	0.3
Washington	1	—	—	22	—	—	—	22	0.2

Total	86	$6,894	$1,364	$243	$36	$51	$193	$8,781	100.0%

		78.5%	15.5%	2.8%	0.4%	0.6%	2.2%	100.0%

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.

HISTORICAL SKILLED MIX AND OCCUPANCY PERCENTAGE

	Skilled Mix Years Ended December 31,
	2010	2009	2008	2007	2006
	39.50%	39.40%	39.20%	35.90%	34.40%

	Occupancy Percentage Years Ended December 31,
	2010	2009	2008	2007	2006
Skilled Nursing (67 Facilities)	87.7%	89.7%	90.4%	91.0%	89.6%
Multi-License Designation (10 facilities)	91.5	92.5	93.7	93.2	92.2
Assisted Living (5 facilities)	88.2	91.3	94.6	97.8	95.2
Mental Health (2 facilities)	83.9	81.5	82.6	79.9	86.9
Independent Living (1 facility)	88.7	79.4	92.4	96.8	N/A
CCRC (1 facility)	85.5	87.4	85.7	85.5	68.2

Total (86 facilities)	88.2%	90.0%	90.9%	91.4%	89.6%

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.

PORTFOLIO LEASE EXPIRATIONS

December 31, 2010

(dollars in thousands)

	2011 - 2019	2020	2021	2022	2023	2024	2025	Total
Skilled Nursing
Properties	—	26	26	10	—	1	4	67
Annualized Revenues	$—	$21,155	$21,793	$6,633	$—	$1,776	$3,790	$55,147
Multi-License Designation
Properties	—	1	4	2	—	—	3	10
Annualized Revenues	—	2,441	4,728	1,412	—	—	2,330	10,911
Assisted Living
Properties	—	1	1	2	—	—	1	5
Annualized Revenues	—	176	625	463	—	—	683	1,947
Independent Living
Properties	—	—	1	—	—	—	—	1
Annualized Revenues	—	—	287	—	—	—	—	287
Mental Health
Properties	—	2	—	—	—	—	—	2
Annualized Revenues	—	410	—	—	—	—	—	410
CCRC
Properties	—	1	—	—	—	—	—	1
Annualized Revenues	—	1,543	—	—	—	—	—	1,543
Total

Properties	—	31	32	14	—	1	8	86

Annualized Revenues	$—	$25,725	$27,433	$8,508	$—	$1,776	$6,803	$70,245

% of Revenue	0.0%	36.6%	39.1%	12.1%	0.0%	2.5%	9.7%	100.0%

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.

REPORTING DEFINITIONS

Annualized Revenues. The most recent monthly base rent annualized for twelve months. Annualized Revenues do not include tenant recoveries, additional rents and non-cash revenue adjustments (i.e., straight-line rents, amortization of above and below market lease intangibles, interest accretion and deferred revenues). The Company uses Annualized Revenues for the purpose of determining tenant concentrations and lease expirations.

Assisted Living Facility (“ALF”). A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.

Continuing Care Retirement Community (“CCRC”). A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.

EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.

Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.

Facility EBITDAR. Earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses Facility EBITDAR in determining Facility EBITDAR Coverages. Facility EBITDAR has limitations as an analytical tool. Facility EBITDAR does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, Facility EBITDAR does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators. However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management. The Company utilizes Facility EBITDAR as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company. Facility EBITDAR includes the greater of (i) contractual management fees or (ii) an imputed management fee of 5% which the Company believes represents typical management fees in this industry. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.

Facility EBITDAR Coverage. Facility EBITDAR for the period presented divided by the same period rent. Facility EBITDAR coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR. All facility financial performance data were derived solely from information provided by New Sun without independent verification by the Company.

19

SABRA HEALTH CARE REIT, INC.

REPORTING DEFINITIONS

Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and FFO per diluted share are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding acquisition costs, stock-based compensation expense and amortization of deferred financing costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash expenses and acquisition costs, FFO and AFFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor are they necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.

Independent Living Facility (“ILF”). A senior housing facility that predominantly consists of independent living units.

Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.

Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by New Sun without independent verification by the Company.

Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per share as of a given period.

Mental Health Facility. Mental Health Facilities provide a range of inpatient and outpatient behavioral health services for adults and children through specialized treatment programs.

Multi-License Designation. A senior housing facility that provides two levels of care (i.e. skilled nursing and assisted living or assisted living and independent living) is classified by the Company as Multi-License Designation.

Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time separation related expenses and non-recurring, non-cash income tax expense. The Company considers Normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding non-recurring separation related expenses. Normalized AFFO can help investors compare the operating performance of a real estate investment trust between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor are they necessarily indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized AFFO may not be comparable to Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or Normalized AFFO differently from the Company.

Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated based on available beds and units. All facility financial performance data were derived solely from information provided by New Sun without independent verification by the Company.

20

SABRA HEALTH CARE REIT, INC.

REPORTING DEFINITIONS

Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue divided by the total skilled nursing revenues included for any given period. All facility financial performance data were derived solely from information provided by New Sun without independent verification by the Company.

Skilled Nursing Facility (“SNF”). Skilled nursing facilities provide services that include daily nursing, therapeutic rehabilitation, social services, housekeeping, nutrition and administrative services for individuals requiring certain assistance for activities in daily living.

Total Debt. The carrying amount of the Company’s revolving line of credit, senior unsecured notes, and secured mortgage debt, as reported in the Company’s consolidated financial statements.

Total Secured Debt. Mortgage and other debt secured by real estate.

21